--------------------------------------------------------------------------------

                                WARRANT AGREEMENT

                                     BETWEEN

                             SOVEREIGN BANCORP, INC.

                                       AND

                              THE BANK OF NEW YORK,

                                AS WARRANT AGENT,

                          DATED AS OF FEBRUARY 26, 2004

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
                                                   ARTICLE I
                                                  DEFINITIONS

Section 1.01          Defined Terms....................................................................        1

Section 1.02          Interpretive Provisions..........................................................        9

                                                   ARTICLE II
                           ISSUANCE OF WARRANTS, NO SEPARATE TRANSFER OF WARRANTS AND
                                 EXECUTION AND DELIVERY OF WARRANT CERTIFICATES

Section 2.01          Issuance of Warrants.............................................................       10

Section 2.02          No Separate Transfers of Warrants................................................       10

Section 2.03          Form, Denomination and Execution of Warrant Certificates.........................       10

Section 2.04          Issuance and Delivery of Warrant Certificates....................................       14

Section 2.05          Lost, Stolen, Destroyed or Mutilated Warrant Certificates........................       14

Section 2.06          Payment of Certain Taxes.........................................................       15

Section 2.07          Holders of Warrants; Rights of Holders...........................................       15

Section 2.08          Tax Treatment of Warrants and Debentures.........................................       16

                                                  ARTICLE III
                                       DURATION AND EXERCISE OF WARRANTS

Section 3.01          Duration of Warrants.............................................................       16

Section 3.02          Exercise of Warrants.............................................................       18

                                                   ARTICLE IV
                                            ANTI-DILUTION PROVISIONS

Section 4.01          Warrant Adjustments..............................................................       20

Section 4.02          Merger, Consolidation, Sale, Transfer or Conveyance..............................       27

Section 4.03          Other Events.....................................................................       28

Section 4.04          Notice of Adjustment.............................................................       29

Section 4.05          Notice of Certain Transactions...................................................       29

Section 4.06          Adjustment to Warrant Certificate................................................       30

                                                   ARTICLE V
                                          EARLY EXPIRATION OF WARRANTS

Section 5.01          Early Expiration of Warrants.....................................................       30

                                                   ARTICLE VI
                                       EXCHANGE AND TRANSFER OF WARRANTS

Section 6.01          Warrant Register; Exchange and Transfer of Warrants..............................       31

Section 6.02          Section 6.02 Transfer Provisions.................................................       32

                                TABLE OF CONTENTS
                                  (Continued)

                                                                                                         PAGE
                                                                                                         ----
Section 6.03          Cancellation of Warrant Certificates.............................................   33

Section 6.04          CUSIP Numbers....................................................................   33

                                                ARTICLE VII
                                        CONCERNING THE WARRANT AGENT

Section 7.01          Warrant Agent....................................................................   34

Section 7.02          Conditions of Warrant Agent's Obligations........................................   34

Section 7.03          Resignation and Removal; Appointment of Successor................................   36

Section 7.04          Compliance With Applicable Laws..................................................   37

Section 7.05          Office...........................................................................   37

                                                ARTICLE VIII
                                                 COVENANTS

Section 8.01          Financial Statements and Reports of the Company..................................   38

Section 8.02          Notices and Demands to the Company and Warrant Agent.............................   38

Section 8.03          Governmental Approvals...........................................................   38

Section 8.04          Satisfaction of Exercise Conditions..............................................   38

Section 8.05          Reservation of Shares............................................................   39

Section 8.06          Claims of Holders................................................................   39

                                                 ARTICLE IX
                                               MISCELLANEOUS

Section 9.01          Supplements and Amendments.......................................................   39

Section 9.02          Addresses for Notices............................................................   40

Section 9.03          Governing Law....................................................................   40

Section 9.04          Persons Having Rights Under Warrant Agreement....................................   40

Section 9.05          Headings.........................................................................   40

Section 9.06          Counterparts.....................................................................   40

Section 9.07          Inspection of Agreement..........................................................   41

Section 9.08          Separability Clause..............................................................   41

Section 9.09          Successors and Assigns...........................................................   41

Section 9.10          Legal Holidays...................................................................   41

EXHIBIT A Form of Warrant Certificate..................................................................  A-1

                  WARRANT AGREEMENT, between Sovereign Bancorp, Inc., a Pennsylvania corporation (the "Company"), and The Bank of New York, a New York banking corporation, as warrant agent (the "Warrant Agent") dated as of February 26, 2004 (this "Agreement").

                                    RECITALS:

                  WHEREAS, the Company proposes to issue warrants (the "Warrants") representing the right to purchase, under certain circumstances described herein, Common Stock (as defined herein);

                  WHEREAS, the Company is simultaneously entering into a Third Supplemental Indenture, dated as of the date hereof (the "Third Supplemental Indenture" and, together with the Base Indenture, as hereinafter defined, the "Indenture") with BNY Midwest Trust Company whereby the 4.375% Junior Subordinated Deferrable Interest Debentures Due March 1, 2034 (the "Debentures") will be issued;

                  WHEREAS, the Company, The Bank of New York (Delaware) as Delaware trustee, The Bank of New York as property trustee and certain individuals as administrative trustees are simultaneously entering into an Amended and Restated Declaration of Trust of Sovereign Capital Trust IV (the "Trust Agreement"), dated as of the date hereof, for the purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust (the "Trust Securities");

                  WHEREAS, the Trust intends to invest the proceeds of the sale of the Trust Securities in the purchase of the Debentures and the Warrants;

                  WHEREAS, the Company desires that the Warrant Agent act on behalf of the Company in connection with the issuance of the Warrants as provided herein and the Warrant Agent is willing to so act;

                  WHEREAS, the Company has duly authorized the execution and delivery of this Agreement to provide for the issuance of Warrants to be exercisable at such times and for such prices, and to have such other provisions, as are hereinafter provided; and

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Trust Agreement.

                  "Accelerated Expiration" means expiration of the Warrants pursuant to Sections 5.01 and 5.02.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for the beneficial interests in the Global Certificate, the rules and procedures of the Depositary that apply to such transfer or exchange.

                  "Base Indenture" means that certain Indenture between the Company and Harris Trust and Savings Bank, predecessor in interest to BNY Midwest Trust Company, dated as of September 1, 1999, providing for the issuance from time to time of junior subordinated debt securities.

                  "Board of Directors" means the board of directors of the Company or any duly authorized committee thereof.

                  "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Warrant Agent.

                  "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

                  "Calculation Agent" has the meaning given to it in Section 7.02(l).

                  "Cash Exercise" has the meaning given to it in Section
3.02(b).

                  "Cash Payment" means, with respect to any Warrant, the payment by the Holder thereof of the Exercise Price of such Warrant in lawful money of the United States of America, in cash or by certified or official bank check to the Warrant Agent, or by wire transfer to the account indicated to such Holder by the Warrant Agent, as designated by the Company by notice to the Warrant Agent.

                  "Change of Control" has the meaning given to it in the Third Supplemental Indenture.

                  "Change of Control Notice Date" has the meaning given to it in
Section 5.03.

                  "Change of Control Redemption" has the meaning given to it in
Section 5.03.

                  "Change of Control Redemption Date" has the meaning given to it in Section 5.03.

                  "Change of Control Redemption Right" has the meaning given to it in Section 5.03.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Securities.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Common Stock" means the common stock, no par value per share, of the Company.

                  "Company" has the meaning given to it in the Preamble.

                  "Company Order" has the meaning given to it in the Indenture.

                  "Contingent Debt Regulations" has the meaning set forth in
Section 2.08.

                  "Conversion Price" means, as of any date of determination, $50 divided by the applicable Exercise Amount in effect on such date.

                  "Conversion Value" has the meaning given to it in the Trust Agreement.

                  "Date of Determination" means, with respect to the Exercise Price of a Warrant in connection with an exercise of such Warrant, the end of the day on the Exercise Date.

                  "Debentures" has the meaning given in the Preamble.

                  "Definitive Warrant Certificate" means a Warrant Certificate in definitive, registered form.

                  "Discount" means the difference between the Exercise Price contained in clause (b) of that definition as of the Issue Date and the Exercise Price as of the Expiration Date.

                  "DTC" means The Depository Trust Company and its successors.

                  "Ex Date" means:

                           (i)      with respect to any issuance or
                  distribution, the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Trading Price was obtained without the right to receive such issuance or distribution;

                           (ii)     with respect to any subdivision or
                  combination of shares of Common Stock, the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and

                           (iii) with respect to any tender or exchange offer, the first date on which the Common Stock trades regular way on such exchange or in such market after the Tender Expiration Time of such offer.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Amount" means 1.6301 shares of Common Stock, which is subject to adjustment as provided in Article IV.

                  "Exercise Conditions" means, with respect to any Warrant on any date on which such Warrant is to be exercised by the Holder thereof, that:

                  (a) the Company shall have a registration statement in effect under the Securities Act covering the issuance and sale of the related Exercise Amount of Common Stock and, if applicable upon Cash Exercise prior to March 5, 2007, the Short-Term Debentures upon exercise of such Warrant, or the issuance and sale (and resale) of the related Exercise Amount of Common Stock and, if applicable, the Short-Term Debentures upon exercise of such Warrant is exempt from the registration requirements of the Securities Act;

                  (b) such shares of Common Stock and, if applicable, the Short-Term Debentures have been registered, qualified or are deemed to be exempt under applicable state securities laws;

                  (c) to the extent required by applicable law, a then current prospectus relating to the Common Stock and, if applicable, the Short-Term Debentures shall be delivered to such exercising Holder; and

                  (d) if any Trust PIERS shall be outstanding at such time, a Like Amount of Trust PIERS shall have been correspondingly delivered to the Property Trustee for conversion into Common Stock.

                  "Exercise Price" means, with respect to a Warrant, an amount initially equal to $31.78, which price will accrete on a daily basis, such that on any given Date of Determination it will equal the Nominal Accreted Value of a Debenture on such Date of Determination, to a maximum of $50, on the Expiration Date.

                  "Expiration Date" means, with respect to any Warrant, 5:00 p.m., New York City time, on March 1, 2034.

                  "Fair Market Value" means the amount which a willing buyer would pay a willing seller in an arm's length transaction, determined in good faith by the Board of Directors, whose determination shall be conclusive and given in a Board Resolution.

                  "Global Warrant Certificate" has the meaning given to it in
Section 2.03(a).

                  "Holder," when used with respect to a Warrant, means the Person in whose name the Warrant evidenced by a Warrant Certificate is registered in the Warrant Register which, so long as held in the form of a Global Warrant Certificate, shall be the Depositary; provided, however, that in determining whether the Holders of the requisite number of Warrants have voted on any matter, then for the purpose of such determination only (and not for any other purpose hereunder, including, without limitation, any notice hereunder), if the Warrant remains in the form of one or more Global Warrants and if the Clearing Agency which is the holder of such Global Warrant has sent an omnibus proxy assigning voting rights to the Clearing Agency Participants to whose accounts the Warrants are credited on the record date, the term "Holder" shall mean such Clearing Agency Participant acting at the direction of the beneficial owners of the Warrants.

                  "Indenture" has the meaning given in the Recitals.

                  "Investment Company Event" has the meaning given to it in the Trust Agreement.

                  "Issue Date" means with respect to the issuance of the Warrants, the applicable Delivery Date (as defined in the Underwriting Agreement).

                  "Like Amount" means (i) with respect to the Trust PIERS upon conversion of the Trust PIERS, one Trust PIERS having a liquidation amount at maturity of $50 per Warrant and (ii) with respect to a distribution of Debentures and Warrants upon the liquidation of the Trust or with respect to the payment of the Exercise Price, one Debenture having a principal amount at stated maturity of $50 per Warrant.

                  "Market Price" means the average of the daily Trading Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that if:

                           (i) the Ex Date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Amount pursuant to
                  Section 4.01 (a), (b), (c), (d), (e) or (f) occurs during such ten consecutive Trading Days, the Trading Price for each Trading Day prior to the Ex Date for such other event shall be adjusted by multiplying such Trading Price by the same fraction by which the Exercise Amount is so required to be adjusted as a result of such other event;

                           (ii) the Ex Date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Amount pursuant to
                  Section 4.01 (a), (b), (c), (d), (e) or (f) occurs on or after the Ex Date for the issuance or distribution requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the Ex Date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Exercise Amount is so required to be adjusted as a result of such other event; and

                           (iii) the Ex Date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) above, the Trading Price for each Trading Day on or after such Ex Date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such Ex Date.

                  For purposes of any computation under Section 4.01 (f), the Market Price of the Common Stock on any date shall be deemed to be the average of the daily Trading Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the Ex Date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Exercise Amount pursuant to Section 4.01 (a), (b), (c), (d),
(e) or (f) occurs on or after the Tender Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the Ex Date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Exercise Amount is so required to be adjusted as a result of such other event.

                  "NASD" has the meaning given to it in section 6.01(c).

                  "Nominal Accreted Value" has the meaning given to it in the Third Supplemental Indenture.

                  "Non-Electing Share" has the meaning given to it in Section 4.02(a).

                  "Participant" has the meaning given to it in Section 6.02(d).

                  "Property Trustee" has the meaning given to it in the Trust Agreement.

                  "Purchased Shares" has the meaning given to it in Section 4.01(f).

                  "Record Date" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  "Reference Period" has the meaning given to it in Section 4.01(d).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Registrar" has the meaning given to it in Section 7.02(m).

                  "Short-Term Debentures" has the meaning given to it in Section 3.02(c).

                  "Special Event" means either an Investment Company Event or a Tax Event.

                  "Spin-Off" has the meaning given to it in Section 4.01(d).

                  "Stock Price Event" means on any date prior to March 1, 2034, the Trading Price of a share of the Common Stock exceeds and has exceeded for at least 20 Trading Days within the immediately preceding 30 consecutive Trading Days, 130% of the Conversion Price in effect as of the last Trading Day of the preceding calendar quarter, giving effect to all adjustments to such Conversion Price as of such date pursuant to Article IV.

                  "Tax Event" has the meaning given to it in the Trust
Agreement.

                  "Tender Expiration Time" has the meaning given to it in
Section 4.01(f).

                  "Third Supplemental Indenture" has the meaning given to it in the Recitals.

                  "Trading Day" with respect to any security means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the applicable security is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which it is then listed or, if the applicable security is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the applicable security is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the applicable security is then traded; provided that the applicable security has traded at least once on the national securities association or exchange or over-the-counter market that is the primary market for the trading of such security; and provided, further, that extended hours and days that are not full trading days shall not count as Trading Days, nor shall any day on which the applicable security experiences any of the following count as a Trading Day:

                           (x) any suspension of or limitation imposed on trading of the applicable security on the principal national or regional securities exchange or association or over-the-counter market on or in which the applicable security is listed or traded;

                           (y) any event (other than an event listed in clause
                           (z) below) that disrupts or impairs the ability of market participants in general to (a) effect transactions in or obtain market values for the applicable security on any relevant national or regional securities exchange or association or over-the-counter market, or (b) effect transactions in or obtain market values for, futures or options contracts relating to such security on any relevant national or regional securities exchange or association or over-the-counter market; or

                           (z) any relevant national or regional securities exchange or association or over-the-counter market on which the applicable security trades closes on any exchange business day prior to its scheduled closing time unless such earlier closing time is announced by the exchange at least one hour prior to the earlier of (i) the actual closing time for the regular trading session on such exchange and (ii) the submission deadline for orders to be entered into the exchange for execution on the next business day.

                  "Trading Price" of a security on any date (excluding any after-hours trading as of such date) means:

                           (i) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange on that date;

                           (ii) if such security is not so listed on the New York Stock Exchange, the closing sale price as reported on that date in the composite transactions for the principal U.S. securities exchange on which such security is listed;

                           (iii) if such security is not listed on the New York Stock Exchange or any other U.S. national or regional securities exchange on that date, the closing sale price as reported on that date by the Nasdaq National Market;

                           (iv) if such security is not so listed on a U.S. national or regional securities exchange or quoted on the Nasdaq National Market on that date, the last price quoted by the National Quotation Bureau for that security on the date or, if the National Quotation Bureau is not quoting such price, a similar quotation service selected by the Company;

                           (v) if such security is not so quoted, the average mid-points of the last bid and ask prices for such security on that date from each of three nationally recognized independent investment banking firms selected by the Company for this purpose;

                           (vi) if such bid and ask prices cannot reasonably be obtained from at least three nationally recognized independent investment banking firms, but such bid and ask prices are obtained from two nationally recognized independent investment banking firms, the average of the mid-points of such bid and ask prices for such security on that date from the two nationally recognized independent investment banking firms;

                           (vii) if such bid and ask prices can reasonably be obtained from only one nationally recognized independent investment banking firm, the midpoint of such bid and ask prices for such security on that date from this one nationally recognized independent investment banking firm; or

                           (viii) if such bid and ask prices cannot reasonably be obtained from at least one nationally recognized independent investment banking firm, the average of the last bid and ask prices for such security on that date from a dealer engaged in the trading of such securities selected by the Company for this purpose;

provided, however, that if the security whose Trading Price is to be determined is a Trust PIERS, then (a) for the purposes of clauses (v) through (vii), the bid and ask prices shall be sought for trades of at least $5,000,000 aggregate liquidation amount at maturity of the Trust PIERS and (b) in place of the calculation set forth in clause (viii), if bid and ask prices cannot reasonably be obtained from at least one nationally recognized independent investment banking firm, the Trading Price of the Trust PIERS shall be the product of (x) the then-applicable Exercise Amount of the Trust PIERS multiplied by (y) the Trading Price of the Company's Common Stock on that date.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury

Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trigger Event" has the meaning given to it in Section
4.01(d).

                  "Trust" means Sovereign Capital Trust IV.

                  "Trust Agreement" has the meaning given in the Recitals.

                  "Trust PIERS" has the meaning given to it in the Trust Agreement.

                  "Trust Securities" has the meaning given in the Recitals.

                  "Underwriters" means Lehman Brothers Inc. and the other underwriters named in the Underwriting Agreement.

                  "Underwriting Agreement" means the Underwriting Agreement dated February 19, 2004 among the Company, the Trust and the Underwriters.

                  "Warrant" has the meaning given to it in the Recitals.

                  "Warrant Agent" has the meaning given to it in the Preamble.

                  "Warrant Certificate" means each registered certificate (including, without limitation, the Global Warrant Certificate) issued by the Company pursuant to this Agreement evidencing a Warrant, substantially in the form of Exhibit A hereto.

                  "Warrant Register" has the meaning given to it in Section 6.01(a).

                  "Warrant Shares" means the shares of Common Stock issued upon exercise of Warrants pursuant to this Agreement.

                  Section 1.02 Interpretive Provisions. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to "Persons" include their permitted successors and assigns; and the term "including" means "including without limitation." All references herein to Articles, Sections, Subsections and Exhibits are references to Articles, Sections, Subsections and Exhibits contained in or attached to this Agreement unless otherwise specified, and each such Exhibit is part of the terms hereof. Any reference herein to an agreement entered into in connection with the issuance of securities contemplated therein as of the date hereof shall mean such agreement as it may be amended, modified or supplemented in accordance with its terms.

                                   ARTICLE II

           ISSUANCE OF WARRANTS, NO SEPARATE TRANSFER OF WARRANTS AND
                 EXECUTION AND DELIVERY OF WARRANT CERTIFICATES

                  Section 2.01 Issuance of Warrants. The Company hereby issues 14,432,990 Warrants (or up to 16,494,846 Warrants to the extent the Underwriters exercise in full their right to purchase additional Trust PIERS, as set forth in the Underwriting Agreement) described herein, each of which evidences the right of the Holder thereof, under the terms and conditions provided for herein and in the related Warrant Certificate, to purchase the Exercise Amount (subject to adjustment as provided in Article IV) of fully paid and non-assessable shares of Common Stock at the Exercise Price. At initial issuance, each Warrant shall be issued together with a Debenture, pursuant to the Indenture and this Agreement.

                  Section 2.02 No Separate Transfers of Warrants.

                  Notwithstanding any other provision herein, a Warrant may not be transferred without a simultaneous transfer of one Debenture issued under the Indenture per each Warrant. Any transfer of a Warrant without a corresponding Debenture or transfer of a Debenture without a corresponding Warrant shall be deemed to be void ab initio and of no legal effect whatsoever. Any transferee of a Warrant or Debenture not accompanied by the corresponding Debenture or Warrant shall be deemed not to be a Holder of such Warrant or Debenture for any purpose, such transferee shall be deemed to have no interest whatsoever in such Warrant or Debenture and the transferor shall be treated as the owner of such Warrants or Debentures purported to be transferred. Following any distribution of Warrants and Debentures to Holders of the Trust Securities, each Holder agrees by its acceptance of a Warrant not to transfer such Warrant separately from a corresponding Debenture. This Warrant Agreement and the Third Supplemental Indenture shall be construed in a manner consistent with this Section 2.02.

                  Section 2.03 Form, Denomination and Execution of Warrant Certificates.

                  (a) The certificates evidencing the Warrants shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Warrants evidenced by such certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof. Upon the execution and delivery of this Agreement, the Warrants will be issued in definitive, fully registered and global form (the "Global Warrant Certificate"), substantially in the form given to it in Exhibit A. The aggregate number of Warrants represented by the Global Warrant Certificates may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary, as hereinafter provided.

                  Each Warrant Certificate, upon issuance, shall be dated the date of its authentication and may have such letters, numbers or other identifying marks and such legends or endorsements printed, lithographed, engraved thereon or otherwise produced in any other manner, as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation, or to conform to usage, as the officer of the Company executing the same may approve (such officer's execution thereof to be conclusive evidence of such approval). Each Warrant Certificate shall evidence one or more Warrants. Upon the execution and delivery of this Agreement, the Global Warrant Certificate shall represent 14,432,990 outstanding Warrants (or up to 16,494,846 Warrants to the extent the Underwriters exercise in full their option to purchase additional Trust PIERS, as set forth in the Underwriting Agreement), as specified in the "Schedule of Increases and Decreases in Global Warrant Certificate" attached thereto or otherwise in accordance with the Applicable Procedures. Thereafter, the Global Warrant Certificate shall represent such outstanding Warrants as shall be specified in the "Schedule of Exchanges and Interests in Global Warrant Certificate," attached to such certificate or otherwise in accordance with the Applicable Procedures.

                  (b) The Warrant Certificates shall be signed in the name and on behalf of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President, any Executive Vice President, any Senior Vice President, any Vice President or its Treasurer, and by its Secretary or an Assistant Secretary. Such signatures may be manual or facsimile signatures of the present or any future holder of any such office and may be imprinted or otherwise reproduced on the Warrant Certificates.

                  (c) No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be deemed issued or exercisable, until such Warrant Certificate has been countersigned and authenticated by the manual or facsimile signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned and authenticated has been duly issued hereunder.

                  (d) In case any officer of the Company who shall have signed any Warrant Certificate either manually or by facsimile signature shall cease to be such officer before the Warrant Certificate so signed shall have been countersigned, authenticated and delivered by the Warrant Agent, such Warrant Certificate nevertheless may be countersigned, authenticated and delivered as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company, although at the date of the execution of this Agreement such person was not such an officer.

                  (e)      (i)      Every Global Warrant executed on behalf of
         the Holders and delivered hereunder shall bear a legend in substantially the following form:

                  THIS CERTIFICATE IS A GLOBAL WARRANT CERTIFICATE WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR

                  ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS GIVEN TO IT IN THE WARRANT AGREEMENT REFERRED TO HEREIN.

                           (ii) Every Warrant Certificate executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT A SIMULTANEOUS TRANSFER OF ONE 4.375% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE DUE MARCH 1, 2034 (EACH, A "DEBENTURE") ISSUED UNDER THE THIRD SUPPLEMENTAL INDENTURE, DATED AS OF FEBRUARY 26, 2004, BETWEEN THE COMPANY AND BNY MIDWEST TRUST COMPANY, AS INDENTURE TRUSTEE, PER EACH WARRANT TRANSFERRED. BY ITS ACCEPTANCE HEREOF THE HOLDER HEREOF ACKNOWLEDGES AND AGREES THAT ANY TRANSFER OF A WARRANT WITHOUT A TRANSFER OF A CORRESPONDING DEBENTURE SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE A HOLDER OF SUCH WARRANTS OR DEBENTURES FOR ANY PURPOSE, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH WARRANTS OR DEBENTURES.

                  FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS INSTRUMENT (AS DEFINED BELOW) IS A CONTINGENT PAYMENT DEBT INSTRUMENT AND WILL ACCRUE

                  ORIGINAL ISSUE DISCOUNT AT THE COMPANY'S "COMPARABLE YIELD" FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. PURSUANT TO
                  SECTION 2.08 OF THE WARRANT AGREEMENT, THE COMPANY AGREES, AND BY ACCEPTANCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE WARRANTS EACH BENEFICIAL HOLDER OF WARRANTS AGREES, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, (I) TO TREAT EACH DEBENTURE AND THE CORRESPONDING WARRANT IN WHICH SUCH HOLDER HAS A BENEFICIAL INTEREST AS A SINGLE UNITARY INSTRUMENT, (II) TO TREAT SUCH UNITARY INSTRUMENT AS INDEBTEDNESS OF THE COMPANY, (III) TO TREAT SUCH INDEBTEDNESS AS SUBJECT TO
                  SECTION 1.1275-4(b) OF THE TREASURY REGULATIONS (THE "CONTINGENT DEBT REGULATIONS"), (IV) TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT DEBT REGULATIONS, WITH RESPECT TO SUCH HOLDER'S DEBENTURES AND CORRESPONDING WARRANTS, AND (V) TO USE SUCH "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE" IN DETERMINING ITS INTEREST ACCRUALS WITH RESPECT TO SUCH HOLDER'S DEBENTURES AND CORRESPONDING WARRANTS AND IN DETERMINING ADJUSTMENTS THERETO. FOR PURPOSES OF THE FOREGOING, THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" IS 7.410% PER ANNUM, COMPOUNDED QUARTERLY. THE PROJECTED PAYMENT SCHEDULE, DETERMINED BY THE COMPANY, IS ATTACHED TO AS EXHIBIT B TO THE INDENTURE FOR THE DEBENTURES. A HOLDER OF WARRANTS MAY OBTAIN THE ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND A COPY OF THE PROJECTED PAYMENT SCHEDULE FOR THE DEBENTURES AND WARRANTS BY TELEPHONING THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT (610) 320-8400 OR SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO INVESTOR RELATIONS DEPARTMENT, SOVEREIGN BANK, MAIL CODE 11-900-IR5, P.O. BOX 12646, READING, PA 19612, ATTN: MARK R. McCOLLOM.

                  (f) No Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Warrant Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Warrant Agent by manual signature, and such certificate upon any Warrant Certificate shall be conclusive evidence, and the only evidence, that such Warrant Certificate has been duly authenticated and delivered hereunder.

                  (g) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be eligible to act as a depositary under applicable law, the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election of such

Depositary shall no longer be effective and the Company will execute, and the Warrant Agent, upon receipt of a Company Order (as defined in the Trust Agreement) for the countersigning and delivery of Definitive Warrant Certificates, will authenticate and deliver, Warrants in definitive form in an aggregate number equal to the number of the Global Warrant Certificate or Certificates in exchange for such Global Warrant Certificate or Certificates.

                  The Company may at any time and in its sole discretion determine that the Warrants in the form of one or more Global Warrant Certificates shall no longer be represented by such Global Warrant Certificate or Certificates. In such event the Company will execute, and the Warrant Agent, upon receipt of a Company Order for the countersigning and delivery of definitive Warrants, will countersign and deliver, Warrants in definitive form and in an aggregate number equal to the number of the Global Warrant Certificate or Certificates in exchange for such Global Warrant Certificate or Certificates.

                  Section 2.04 Issuance and Delivery of Warrant Certificates.
(a) Upon the execution and delivery of this Agreement, the Company shall deliver one or more Global Warrant Certificates executed by the Company to the Warrant Agent for countersignature and authentication. Thereupon, the Warrant Agent shall countersign such Warrant Certificates and deliver the same to DTC or the Warrant Agent, as custodian for DTC. Subsequent to the original issuance, the Warrant Agent shall countersign and authenticate new Warrant Certificates only if such Warrant Certificates are issued in exchange or substitution for one or more previously countersigned and authenticated Warrant Certificates or in connection with their transfer, as hereinafter provided.

                  (b) Temporary Warrant Certificates. Pending the preparation of Definitive Warrants, the Company may execute, and upon the order of the Company the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the Definitive Warrants in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officer executing such Warrant Certificates may determine, as evidenced by such officer's execution of such Warrant Certificates.

                  If temporary Warrant Certificates are issued, the Company will cause Definitive Warrants to be prepared without unreasonable delay. After the preparation of Definitive Warrants, the temporary Warrant Certificates shall be exchangeable for Definitive Warrants upon surrender of the temporary Warrant Certificates at the corporate trust office of the Warrant Agent, without charge to the Holder thereof. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute and the Warrant Agent shall countersign and authenticate and deliver in exchange therefor Definitive Warrants representing the same aggregate number of Warrants. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as Definitive Warrants.

                  Section 2.05 Lost, Stolen, Destroyed or Mutilated Warrant Certificates. If any mutilated Warrant Certificate is surrendered to the Warrant Agent, the Company shall execute and deliver to the Warrant Agent, and the Warrant Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Warrant Certificate, evidencing the same number of Warrants and bearing a Warrant Certificate number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Warrant Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate, and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Warrant Agent, and the Warrant Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate, evidencing the same number of Warrants and bearing a Warrant Certificate number not contemporaneously outstanding.

                  Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Warrant Agent, and the Warrant Agent shall not be obligated to authenticate and deliver to the Holder, a Warrant Certificate on or after the Business Day immediately preceding the Expiration Date.

                  Upon the issuance of any new Warrant Certificate under this Section, the Company and the Warrant Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) connected therewith.

                  Every new Warrant Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Warrant evidenced thereby, whether or not the destroyed, lost or stolen Warrant Certificate (and the Warrants evidenced thereby) shall be at any time enforceable by the Holder, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Warrant Certificates delivered hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Warrant Certificates.

                  Section 2.06 Payment of Certain Taxes. The Company shall pay all stamp and other duties, if any, to which this Agreement or the original issuance of the Warrants or Warrant Certificates may be subject under the laws of the United States of America or any state or locality.

                  Section 2.07 Holders of Warrants; Rights of Holders. (a) At any time that a Warrant is outstanding and has not expired, the Company shall, or shall cause the Security Registrar to, make available to the Warrant Agent at all times such information as to holders of Warrants as may be necessary to keep the Warrant Register up to date.

                  (b) No Warrant or Warrant Certificate shall entitle the Holder thereof to any of the rights, preferences and privileges of a holder of Common Stock, including without limitation any dividend, voting, redemption, conversion, exchange or liquidation rights.

                  (c) Any Holder may, without the consent of the Warrant Agent, enforce, and may institute and maintain, any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, its right to exercise its Warrants as provided in the related Warrant Certificates and this Agreement.

                  Section 2.08 Tax Treatment of Warrants and Debentures.

                   The Company agrees, and by acceptance of a beneficial ownership interest in the Warrants each beneficial holder of Warrants agrees, for United States federal income tax purposes, (i) to treat each Warrant and the corresponding Debenture in which such holder has a beneficial interest as a single unitary instrument, (ii) to treat such unitary instrument as indebtedness of the Company, (iii) to treat such indebtedness as subject to Section 1.1275-4(b) of the Treasury Regulations (the "Contingent Debt Regulations"),
(iv) to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Debt Regulations, with respect to such holder's Debentures and corresponding Warrants, and (v) to use such "comparable yield" and "projected payment schedule" in determining its interest accruals with respect to such holder's Debentures and corresponding Warrants and in determining adjustments thereto. For purposes of the foregoing, the Company's determination of the "comparable yield" is 7.410% per annum, compounded quarterly. The projected payment schedule, determined by the Company, is attached to the Third Supplemental Indenture as Exhibit B thereto. A Holder of Warrants may obtain the Issue Date, yield to maturity, comparable yield and a copy of the projected payment schedule for the Warrants and corresponding Debentures by telephoning the Company's Investor Relations Department at (610) 320-8400 or submitting a written request for such information to Investor Relations Department, Sovereign Bank, Mail Code 11-900-IR5, P.O. Box 12646, Reading, PA 19612, Attn: Mark R. McCollom.

                                  ARTICLE III

                        DURATION AND EXERCISE OF WARRANTS

                  Section 3.01 Duration of Warrants. (a) Each Warrant shall be exercisable on any date prior to the Expiration Date by the Holder thereof at the applicable Exercise Price for such date, provided that the Exercise Conditions are met as of such date and provided, further, that one of the conditions set forth in Section 3.01(b) shall have been met. Each Warrant that is not exercised at or before 5:00 p.m., New York City time, on its Expiration Date shall become void, and all rights of the Holder of such Warrant under the related Warrant Certificate and under this Agreement shall cease.

                  (b) A Holder's right to exercise its Warrants will arise only upon the occurrence of any of the following:

                  (i) Exercise Based on Common Stock Price. If, as of the last day of any calendar quarter, the Trading Price of the Common Stock on each of at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of such quarter is more than 130% of the Conversion Price in effect on the last Trading Day of such calendar quarter, giving effect to all adjustments to such Conversion Price pursuant to Article IV hereof, then on and after the first day of the following calendar quarter (and only during such following calendar quarter), Holders may exercise their Warrants for Common Stock at any time at their option until 5:00 p.m., New York, New York time, on the last day of such calendar quarter or earlier Warrant expiration.

                  (ii) Exercise Based on Trust PIERS Trading Price. Holders may also exercise their Warrants during the five-Business-Day period following any 10-consecutive-Trading-Day period in which the average of the Trading Prices for the Trust PIERS for such 10-Trading-Day period is less than 105% of the average of the Conversion Values for the Trust PIERS for each day during such period and the Conversion Value for each day of that period was less than $49.00 (98% of the issue price of the Trust PIERS).

                  (iii) Exercise Based on Credit Ratings. A Holder may exercise its Warrants during any period in which (A) the rating assigned to the Trust PIERS by Moody's Investor Services ("Moody's") is below B1, (B) the rating assigned to the Trust PIERS by Standard & Poor's Rating Group ("S&P") is below B-, or (C) the rating assigned to the Trust PIERS by either Moody's or S&P is suspended or withdrawn.

                  (iv) Exercise Based on Notice of Redemption. A Holder may exercise Warrants at any time a Trust PIERS has been called for redemption at any time prior to 5:00 p.m., New York, New York time, on the Business Day immediately preceding the date of redemption, even if such Trust PIERS is not otherwise convertible at that time.

                  (v) Exercise Based on Occurrence of Certain Corporate Transactions.

          If:

                           (a) the Company shall distribute to all or substantially all holders of its Common Stock rights or warrants entitling such holders to subscribe for or purchase, for a period expiring within 60 days of the date of any such distribution, Common Stock at a price per share less than the Trading Price of the Common Stock on the Trading Day immediately preceding the date of the announcement of such distribution;

                           (b) the Company elects to distribute to all or substantially all holders of its Common Stock cash or other assets, debt securities or rights or warrants to purchase its securities, which distribution has a per share value (as determined by the Company's Board of Directors) exceeding 5% of the Trading Price of Common Stock on the Business Day preceding the declaration date for the distribution; or

                           (c) a Change of Control (other than a Change of Control that occurs due to a consolidation, merger or binding share exchange described in the succeeding paragraph) would have occurred but holders of Trust PIERS do not have the right to require the Company to repurchase their Trust PIERS as a result of the event otherwise constituting a Change of Control because either (1) the trading price of Common Stock during the period described in clause (x) of the definition of "Change of Control" set forth in the Third Supplemental Indenture equals or exceeds the level specified in such definition or
                  (2) the consideration received in such Change of Control consists of common stock that is freely tradable and the Trust PIERS become convertible into such common stock (as described in clause (y) of the definition of "Change of Control" set forth in the Third Supplemental Indenture), then the Company shall be required to notify the holders of the Trust PIERS at least 20 days prior to the ex-dividend date for the distribution or within 20 days of the occurrence of an event described under (c) above, as the case may be. Once the Company has given such notice, Holders may exercise their Warrants at any time until either
         (a) the earlier of the close of business on the Business Day immediately prior to the ex-dividend date and the date on which the Company announces that the distribution will not take place, in the case of a distribution or (b) 20 days after the date of the Change of Control notice, in the case of an event described under (c) above. A Holder will not have the right to exercise its Warrants as a result of a distribution if the Holder has rights to participate, or will have such rights, in the distribution without exercise. In addition, if the Company is party to consolidation, merger or binding share exchange pursuant to which the Common Stock will be converted into cash, securities or other property, Holders may exercise their Warrants at any time from and after the date which is 15 days prior to the anticipated effective date of such transaction until 15 days after the effective date of such transaction, provided, however, that if such transaction also constitutes a Change of Control, then the Warrants will automatically terminate upon the effective date of the Change of Control.

                  Section 3.02 Exercise of Warrants. (a) Subject to Section 3.01, Section 5.01 and Article IV, the Holder of a Warrant shall have the right at any time, prior to the Expiration Date, at such Holder's option, to exercise such Warrant and purchase the Exercise Amount of Common Stock at the Exercise Price. A Warrant may be exercised by giving notice to the Warrant Agent no later than 5:00 p.m., New York City time, on the Business Day preceding the proposed date of exercise of such Warrant, completing the form of election to purchase set forth on the reverse side of such Warrant Certificate and otherwise complying with Applicable Procedures, and delivering the same, together with the related Warrant Certificate (in the case of Definitive Warrants), to the Warrant Agent no later than 5:00 p.m., New York City time, on the date of such exercise, together with a Like Amount of Debentures in full satisfaction of the Exercise Price.

                  (b) At any time prior to March 5, 2007, a Holder at its option may exercise its Warrants either by delivery of a Like Amount of Debentures in satisfaction of the Exercise Price or by delivery of such Debentures together with a Cash Payment in an amount equal to the aggregate Nominal Accreted Value on the Conversion Date of such Debentures ("Cash Exercise"), provided that the Exercise Conditions are met as of such date and provided, further, that the conditions set forth in Section 3.01(b)(i) have been satisfied. A Holder may not Cash Exercise if the exercise right arises solely out of any other provision of Section 3.01(b).

                  (c) On the date of exercise of a Warrant, the Company shall issue, and the Warrant Agent shall deliver, to or upon the order of the Holder of such Warrant, the number of Warrant Shares equal to the Exercise Amount of Common Stock to which such Holder is entitled registered in such name or names as may be directed by such Holder. In the case of any Cash

Exercise pursuant to Section 3.02(b), the Company shall also deliver to the exercising Holder a number of Debentures in definitive registered form with modified terms and conditions (as so modified, the "Short-Term Debentures") equal in number to the Like Amount of Debentures tendered upon Cash Exercise, registered in such name or names as may be directed by such Holder. The Short-Term Debentures will mature 94 days after the date of such Cash Exercise, with a principal amount at maturity equal to the Nominal Accreted Value of a Debenture on that date. The date on which the Warrant Certificate, Debentures and, if applicable, Cash Amount are received by the Warrant Agent shall be deemed to be the date on which the related Warrant is exercised and the related Common Stock is issued and, if applicable, the Short-Term Debentures are delivered. Notwithstanding anything to the contrary in this paragraph (b), (i) no fractional shares of Common Stock shall be issued by the Company upon the exercise of any Warrant, (ii) if more than one Warrant shall be exercised at the same time by the same Holder, the number of Warrant Shares issuable in connection with such exercise shall be computed on the basis of the aggregate Exercise Amount of the Warrants so exercised and (iii) on the date a Holder exercises such Holder's Warrant, the Company shall pay such Holder an amount in cash equal to the Trading Price on the third Trading Day prior to the date of such exercise (multiplied by the related fraction) of Common Stock for such fractional shares, computed to the nearest whole cent.

                  (d) If fewer than all of the Warrants evidenced by a Definitive Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall countersign and deliver, a new Definitive Warrant Certificate evidencing the number of Warrants remaining unexercised.

                  (e)      (i)      The Warrant Agent shall deliver all
         Debentures received by it in connection with any exercise of the Warrants to the Company for cancellation.

                           (ii) The Warrant Agent shall deposit all funds received by it in connection with a Cash Exercise into the account of the Company maintained with the Warrant Agent for such purpose by notice in writing to the Warrant Agent, and shall notify the Company by telephone by 5:00 p.m., New York City time, of each day on which a Cash Payment is so deposited of the amount of such deposit into the Company's account. The Warrant Agent shall promptly confirm such notice in writing to the Company.

                  (f) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company of (i) the number of Warrants exercised as provided herein, (ii) the instructions of each Holder with respect to delivery of the Common Stock to which such Holder is entitled upon such exercise and (iii) such other information as the Company shall reasonably require. Such notice may be given by telephone to be promptly confirmed in writing. In connection with any such exercise, to the extent the Company furnishes the Warrant Agent with copies of a then-current prospectus relating to the Warrant Shares, the Warrant Agent, upon such notice of exercise shall, at the expense of the Company, deliver the same to the exercising holder, unless previously furnished.

                  (g) The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrants or to the issuance of Common Stock or, if applicable, Short-Term

Debentures to the registered Holder of such Warrants upon exercise thereof; provided, however, that such Holder, and not the Company, shall be required to pay any stamp or other tax or other governmental charge that may be imposed in connection with any transfer of the Warrants or involved in the issuance of the Common Stock or, if applicable, Short-Term Debentures; and in the event that any such transfer is involved, the Company shall not be required to issue any Common Stock or, if applicable, Short-Term Debentures (and such Holder's purchase of the Warrant Shares shall not be deemed to have been consummated) until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                                   ARTICLE IV

                            ANTI-DILUTION PROVISIONS

                  Section 4.01 Warrant Adjustments. The Exercise Amount shall be subject to adjustments, calculated by the Company, from time to time as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Exercise Amount in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by multiplying such Exercise Amount by a fraction,

                  (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination and the total number of shares constituting such dividend or other distribution, and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination.

                  Such increase shall become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this paragraph (a) is declared but not so paid or made, the Exercise Amount shall again be adjusted to the Exercise Amount which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Amount in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Amount in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) In case the Company shall issue rights or warrants (other than any rights or warrants referred to in paragraph (d) below) to all or substantially all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the Market Price on the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Exercise Amount shall be adjusted so that the same shall equal the amount determined by multiplying the Exercise Amount in effect at the opening of business on the date after such Record Date by a fraction:

                  (i) the numerator of which shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible), and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Market Price.

                  Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of shareholders entitled to receive such rights or warrants. To the extent that shares of Common Stock (or securities convertible into Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Exercise Amount shall be readjusted to the Exercise Amount which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Exercise Amount shall again be adjusted to be the Exercise Amount which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which paragraph (a) above applies) or evidence of its indebtedness, cash or other assets, including securities (including the capital stock of its subsidiaries), but excluding (i) any rights or warrants referred to in paragraph
(c) above, (ii) any stock, securities or other property or assets (including cash) distributed in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 4.02 hereof applies and (iii) dividends and distributions paid exclusively in cash, then, in each such case, subject to the second succeeding paragraph of this paragraph (d), the Exercise Amount shall be increased so that the same shall be equal to the amount determined by multiplying the Exercise Amount in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

                  (i) the numerator of which shall be the Conversion Price on such date, and

                  (ii) the denominator of which shall be such Conversion Price less the Fair Market Value on such date of the portion of the capital stock, indebtedness, cash or other assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of the Common Stock outstanding on the Record Date).

As used herein, "Conversion Price" as of any date of determination shall mean $50 divided by the Exercise Amount then in effect.

                  Such increase shall become effective immediately prior to the opening of business on the day following the Record Date. However, in the event that (i) the then Fair Market Value of the portion of the capital stock, indebtedness, cash or other assets so distributed applicable to one share of Common Stock is equal to or greater than the Market Price on the Record Date or
(ii) such Market Price exceeds such Fair Market Value by less than $1.00, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon exercise of a Warrant the amount of securities such Holder would have received had such Holder exercised such Warrant immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Exercise Amount shall again be adjusted to be the Exercise Amount which would then be in effect if such dividend or distribution had not been declared.

                  If the Board of Directors determines the Fair Market Value of any distribution for purposes of this paragraph (d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Market Price as of the same date of determination to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

                  In the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company's subsidiaries (a "Spin-Off"), the Fair Market Value of the securities to be distributed shall equal the average of Trading Prices of those securities for the ten consecutive Trading Days commencing on and including the fifth day of trading of those securities after the Ex-Date for such dividend or distribution, and the then current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin-Off occurs simultaneously with the Spin-Off, Fair Market Value of the securities distributed in the Spin-Off shall mean the initial public offering price of such securities and the then current Market Price shall mean the Trading Price for the Common Stock on the same Trading Day.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock

(either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

                           (1) are deemed to be transferred with such shares of Common Stock;

                           (2)      are not exercisable; and

                           (3) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this paragraph (d) (and no adjustment to the Exercise Amount under this paragraph (d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Exercise Amount under this paragraph (d):

                                    (x)      in the case of any such rights or
                           warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Amount shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrant (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and

                                    (y)      in the case of such rights or
                           warrants all of which shall have expired or been terminated without exercise, the Exercise Amount shall be readjusted as if such rights and warrants had never been issued.

                  For purposes of this paragraph (d) and paragraphs (a), (b) and
(c), any dividend or distribution to which this paragraph (d) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which paragraph (b) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which paragraph (c) applies (or any combination thereof), shall be deemed instead to be:

                           (I) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which paragraphs (a), (b) and (c) above apply, respectively (and any Exercise Amount increase required by this paragraph (d) with respect to such dividend or distribution shall then be made), immediately followed by,

                           (II) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Exercise Amount increase required by paragraphs (a), (b) and (c) with respect to such dividend or distribution shall then be made), except:

                                    (A)      the Record Date of such dividend or
                           distribution shall be substituted as (x) "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution," "Record Date fixed for such determinations" and "Record Date" within the meaning of paragraph (a) above, (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of paragraph (b) above, and (z) as "the date fixed for the determination of shareholders entitled to receive such rights or warrants," "the Record Date fixed for the determination of the shareholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of paragraph (c) above, and

                                    (B)      any shares of Common Stock included
                           in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) above and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

                  (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 4.02 hereof applies, as part of a distribution referred to in paragraph (d) hereof or as part of the liquidation, dissolution or winding up of the Company) in an aggregate amount that, combined together with the aggregate amount of any other such distributions to all holders of Common Stock made exclusively in cash within the same calendar quarter as such distribution, and in respect of which no adjustment pursuant to this paragraph (e) has been made, exceeds ) $0.025 per share of Common Stock (the "Dividend Threshold Amount"), subject to adjustment pursuant to this Article IV, then and in each such case, immediately after the close of business on such date, the Exercise Amount shall be increased so that the same shall equal the amount determined by multiplying the Exercise Amount in effect immediately prior to the close of business on such Record Date by a fraction:

                  (i) the numerator of which shall be equal to the Conversion Price on such Record Date, and

                  (ii) the denominator of which shall be equal to such Conversion Price less an amount per share equal to (x) if the distribution resulting in adjustment pursuant to this paragraph (e) is a quarterly dividend, the excess of such combined amount over the

         Dividend Threshold Amount, or (y) if such distribution is not a quarterly dividend, the full amount of such combined amount.

                  However, in the event that the combined amount so distributed applicable to one share of Common Stock is equal to or greater than the Conversion Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon exercise of a Warrant the amount of cash such Holder would have received had such Holder exercised such Warrant immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Exercise Amount shall again be adjusted to be the Exercise Amount which would then be in effect if such dividend or distribution had not been declared.

                  (f) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a Fair Market Value in excess of the Market Price of the Common Stock on the Trading Date next succeeding the last time (the "Tender Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended), then, immediately prior to the opening of business on the day after the date of the Tender Expiration Time, the Exercise Amount shall be adjusted so that the same shall equal the amount determined by multiplying the Exercise Amount in effect immediately prior to close of business on the date of the Tender Expiration Time by a fraction:

                           (A)      the numerator of which shall be the sum of
                  (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Tender Expiration Time and the Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, and

                           (B) the denominator shall be the number of shares of Common Stock outstanding (including any Purchased Shares) at the Tender Expiration Time multiplied by the Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time.

                  Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Tender Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Exercise Amount shall again be adjusted to be the Exercise Amount which would then be in effect if such tender offer had not been made. If the application of this paragraph (f) to any tender offer would result in a decrease in the Exercise Amount, no adjustment shall be made for such tender offer under this paragraph (f).

                  (g) Notwithstanding the foregoing, whenever adjustments to the Exercise Amount are called for pursuant to this Section 4.01, such adjustments shall be made to the Market Price as may be necessary or appropriate to effectuate the intent of this Section 4.01 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                  (h) The Company may make such increases in the Exercise Amount as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  (i) To the extent permitted by applicable law, the Company from time to time may increase the Exercise Amount by any amount for any period of time if the period is at least 20 days and the increase is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Company, which determination shall be conclusive and given to it in a Board Resolution. Whenever the Exercise Price is reduced pursuant to the preceding sentence, the Company shall mail to the Warrant Agent and each Holder at the address of such Holder as it appears in the Warrant Register a notice of the reduction at least 15 days prior to the date the increased Exercise Amount takes effect, and such notice shall state the increased Exercise Amount and the period during which it will be in effect. Failure to give such notice shall not affect the legality or validity of such reduction.

                  (j)      Notwithstanding anything to the contrary in this
Section 4.01, no adjustment in the Exercise Amount in connection with a Redemption shall be required unless such adjustment would require an increase or decrease of at least 1% in such amount; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment, which shall be made, regardless of whether the aggregate amount of such cumulative adjustments exceeds 1%, within one year of the first adjustment so carried forward or, if earlier, the date on which such carried-forward adjustments first equal or exceed 1% of the Exercise Amount or such Trading Price in effect as of the date of the first such adjustment carried forward . All calculations under this
Article IV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  (k) No adjustment need be made for a change in the par value, or from par value to no par value, of the Common Stock. No adjustment to the Exercise Amount will be made in respect of a distribution described in Sections 4.01(c), (d) or (e) if the Holder will otherwise participate in such distribution without conversion.

                  (l)      In the event of any distribution referred to in
Section 4.01(c) or (d), where, in the case of a distribution described in
Section 4.01(d), the Fair Market Value of such distribution per share of Common Stock (as determined by the Board of Directors) exceeds 5% of the Market Price of a share of Common Stock on the Business Day immediately preceding the declaration date for such distribution, then, if such distribution would also trigger a conversion right pursuant to Section 3.01(b)(v), the Company shall be required to give notice to the Holders at least 20 days prior to the Ex-Date for the distribution and, upon the giving of notice, the

Warrants may be exercised at any time until the close of business on the Business Day prior to such Ex Date or until the Company announces that the distribution will not take place.

                  (m) Under the existing rights plan of the Company, or any amendment thereof or adoption of a new rights plan, while Warrants remain outstanding, Holders shall receive, upon exercise of Warrants, in addition to shares of Common Stock, the rights under the applicable rights plan unless, prior to exercise, the rights have expired, terminated or been redeemed or unless the rights have separated from the Common Stock, in which case the Exercise Amount in effect shall be adjusted at the time of separation as if the Company had distributed to all Holders of Common Stock the distributed assets, subject to readjustment upon the subsequent expiration, termination or redemption of the rights.

                  (n) In any case in which this Section provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to any Holder of a Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Warrant Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Shares issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 3.02(b) hereof.

                  (o) For purposes of this Section, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  Section 4.02 Merger, Consolidation, Sale, Transfer or Conveyance. (a) If any of following events occur, namely:

                  (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock,

                  (ii) any merger, consolidation, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or

                  (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Warrant Agent an amendment to this Agreement pursuant to
Section 9.01 providing that the Warrants shall, upon exercise, entitle the Holder thereof to the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Warrants been exercised immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section, the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such amendment shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such amendment shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                  (b) If such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance also constitutes a Change of Control, then the Warrants will automatically terminate upon the effective date of the Change of Control and this Section 4.02 shall not apply.

                  (c) The Company shall cause notice of the execution of such amendment to be mailed to each Holder, at the address of such Holder as it appears on the Warrant Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such amendment.

                  (d) The above provisions of this Section shall similarly apply to successive reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

                  (e) If this Section 4.02 applies to any event or occurrence, Section 4.01 hereof shall not apply.

                  Section 4.03 Other Events. (a) If any event occurs as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors, fairly and adequately protect the rights of the Holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in their good faith opinion, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of decreasing the Exercise Amount of any Warrant.

                  (b) In addition, in the event that any event specified or contemplated by Section 4.01 or 4.02 shall have occurred, the Company shall adjust the Dividend Threshold Amount proportionately to any resulting adjustment to the Conversion Price and shall make such further and related adjustments in the application of such provisions in accordance with the essential intent and principles of such provisions, as shall be reasonable necessary, in the good faith opinion of the Board of Directors, to effect such intent and principles.

                  Section 4.04 Notice of Adjustment. Whenever the Exercise Amount is adjusted as herein provided (other than in the case of an adjustment pursuant to Section 4.01(i) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Warrant Agent an Officers' Certificate setting forth such adjusted Exercise Amount and such adjusted Trading Prices in such definition, as the case may be, and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Exercise Amount has been adjusted and setting forth such adjusted Exercise Amount on the date on which each adjustment becomes effective, and (i) shall mail such notice to each Holder at the address of such Holder as it appears in the Warrant Register within 20 days of the effective date of such adjustment, (ii) issue a press release through Dow Jones & Company Inc and Bloomberg Business News, or any successor organization to either containing the information in such notice and (iii) post such information on the Company's website or such other public medium as may be in general use for communication of corporate information at such time. Failure to so deliver, issue or post such notice or the information therein shall not effect the legality or validity of any such adjustment.

                  Section 4.05 Notice of Certain Transactions. In case, at any time after the date hereof:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class (or of securities convertible into shares of capital stock of any class) or of any other rights;

                  (c) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

                  (d) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall cause to be filed at the corporate trust office of the Warrant Agent, and shall cause notice to be provided to the Warrant Agent and all Holders in accordance with Section 9.02 hereof, at least 20 days (or 10 days in any case specified in paragraph (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

                  (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or

                  (ii) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up.

                  Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (a) through (d) of this Section.

                  Section 4.06 Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article IV, and Warrant Certificates issued after such adjustment may state the same Exercise Amount as is stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or authenticated, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                                   ARTICLE V

                          EARLY EXPIRATION OF WARRANTS

                  Section 5.01 Early Expiration of Warrants. The Warrants shall expire unexercised immediately and be of no further effect upon the occurrence of any of the following events:

                  (a) at any time on or after March 5, 2007 upon the redemption of the Trust PIERS if a Stock Price Event shall have occurred and the Company and the Trust shall have caused the redemption of the Trust PIERS pursuant to Section 4(c) of Annex I to the Trust Agreement;

                  (b) at any time upon the redemption of the Trust PIERS if a Special Event shall have occurred and the Company and the Trust shall have caused the redemption of the Trust PIERS pursuant to Section 6.02 of the Trust Agreement;

                  (c)      upon a Change of Control; or

                  (d) in the event of the bankruptcy, dissolution, liquidation or similar event of the Company.

                                   ARTICLE VI

                        EXCHANGE AND TRANSFER OF WARRANTS

                  Section 6.01 Warrant Register; Exchange and Transfer of Warrants.

                  (a) The Warrant Agent shall maintain, at its corporate trust office, a register (the "Warrant Register") in which, upon the issuance of the Warrants, and subject to such reasonable regulations as the Warrant Agent may prescribe, it shall register Warrant Certificates and exchanges and transfers thereof. The Warrant Register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

                  (b) The Warrant Certificates shall be issued in registered form only and shall be transferable only upon surrender thereof for registration of transfer. Subject to the provisions of this Agreement, when a Warrant Certificate is presented to the Warrant Agent with a request to register a transfer thereof, the Warrant Agent shall register such transfer as requested.

                  (c) Except as provided in the following sentence, upon surrender at the corporate trust office of the Warrant Agent, Warrant Certificates may be exchanged for one or more other Warrant Certificates evidencing the same aggregate number of Warrants of the same title, or may be transferred in whole or in part. A transfer shall be registered upon surrender of a Warrant Certificate to the Warrant Agent at its corporate trust office for transfer, properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent, duly signed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by (a) a bank or trust company, (b) a broker or dealer that is a member of the National Association of Securities Dealers, Inc. (the "NASD") or (c) a member of a national securities exchange. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee. In connection with any such transfer, to the extent the Company furnishes the Warrant Agent with copies of a then-current prospectus relating to the Warrant Shares, the Warrant Agent shall, if so instructed by the Company, deliver, at the expense of the Company, the same to any transferee of Warrants. Whenever a Warrant Certificate is surrendered for exchange or transfer, the Company shall execute, and the Warrant Agent shall countersign and deliver to the person or persons entitled thereto, one or more Warrant Certificates, as so requested. The Warrant Agent shall not be required to effect any exchange or transfer which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant. All Warrant Certificates issued upon any exchange or transfer of a Warrant Certificate shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificate surrendered for such exchange or transfer. No service charge shall be made for any exchange or transfer of Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or transfer, in accordance with Section 3.02(g) hereof.

                  Notwithstanding the foregoing, the Company and the Trust shall not be obligated to execute and deliver to the Agent, and the Warrant Agent shall not be obligated to authenticate and deliver any Warrant Certificate in exchange for any other Warrant Certificate presented or surrendered for registration or transfer or for exchange on or after the Business Day immediately preceding the Expiration Date. In lieu of delivery of a new Warrant Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Warrant Agent shall deliver the consideration received on such Expiration Date if such Warrant shall have been exercised, subject to the applicable conditions and in accordance with the applicable provisions hereof.

                  (d) As noted in Section 2.02, the Global Warrant Certificate shall represent such of the outstanding Warrants as shall be specified in the "Schedule of Increases and Decreases of Global Warrant Certificate" attached thereto or otherwise in accordance with the Applicable Procedures. The Warrant Agent shall make such other necessary endorsements to the Global Warrant Certificate, or follow other Applicable Procedures, consistent with the terms of this agreement to reflect the appropriate number of Warrants represented thereby.

                  Section 6.02 Section 6.02 Transfer Provisions.

                  (a) Upon any exchange or transfer of all or a portion of any Global Warrant Certificate for a certificated Warrant, the Global Warrant Certificate will be marked to reflect the reduction of its number by the aggregate number of such certificated Warrants

                  (b) The Security Registrar shall retain for at least ten years copies of all letters, notices and other written communications received pursuant to this Section 6.02. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                  (c) Notwithstanding any other provisions of this Section, unless and until it is exchanged in whole or in part for new Global Warrant Certificates or Definitive Warrant Certificates, the Global Warrant Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Interests of beneficial owners in the Global Warrant Certificate may be transferred in accordance with the rules and procedures of DTC. Members of, or participants in, DTC ("Participants") shall have no rights under this Agreement with respect to the Global Warrant Certificate held on their behalf by DTC or the Warrant Agent as its custodian, and DTC may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC, or impair, as between DTC and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Warrants. The registered Holder of the Global Warrant Certificate may grant proxies and otherwise authorize any person, including Participants and persons that may hold interest through Participants, to take any action which a Holder is entitled to take under this Agreement or the Warrants. As provided in Section 2.02, the Warrants may not be transferred separately from the corresponding Debentures.

                  If DTC notifies the Company that it is unwilling or unable to continue as depositary for the Global Warrant Certificate, or if at any time DTC shall no longer be eligible under the next sentence of this paragraph, the Company shall appoint a successor depositary with respect to the Warrants. Each depositary appointed pursuant to this Section shall, at the time of its appointment and at all times while it serves as depositary, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation. The Company shall execute, and the Warrant Agent, upon receipt of written instructions from the Company, shall countersign and deliver, Warrants in definitive registered form in any authorized denominations, in an aggregate amount equal to the amount of the Global Warrant Certificate or Certificates if
(i) DTC notifies the Company that it is unwilling or unable to continue as depositary therefor or if at any time DTC shall no longer be eligible to serve as depositary and a successor depositary for the Warrants is not appointed by the Company within 60 days after the Company receives such notice or becomes aware of such ineligibility, (ii) the Company, in its discretion, notifies the Warrant Agent in writing that it is electing to cause the issuance of Definitive Warrant Certificates or (iii) if there shall have occurred and be continuing a default by the Company in respect of its obligations under this Agreement, the Indenture or the Trust Agreement.

                  Section 6.03 Cancellation of Warrant Certificates. In the event that the Company shall purchase, redeem or otherwise acquire any Warrants after the issuance thereof pursuant to the terms of this Agreement, the Warrant Certificate or Warrant Certificates evidencing such Warrants shall thereupon be delivered to the Warrant Agent and be canceled by it. The Warrant Agent shall also cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or for exchange or transfer. Warrant Certificates so canceled shall be delivered by the Warrant Agent to the Company from time to time, or disposed of in accordance with the instructions of the Company; provided, that the Warrant Agent shall not be required to destroy the Warrant Certificates.

                  If the Company, the Trust or any Affiliate of the Company shall acquire any Warrant Certificate, such acquisition shall not operate as a cancellation of such Warrant Certificate unless and until such Certificate is delivered to the Warrant Agent cancelled or for cancellation.

                  Section 6.04 CUSIP Numbers. The Company, in issuing the Warrants, shall use CUSIP numbers (if then generally in use), and, if so, the Warrant Agent shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Warrants or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Warrant Agent of any change in the CUSIP numbers.

                                  ARTICLE VII

                          CONCERNING THE WARRANT AGENT

                  Section 7.01 Warrant Agent. The Company hereby appoints The Bank of New York as Warrant Agent, upon the terms and subject to the conditions set forth herein, and The Bank of New York hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby, and such further powers and authority acceptable to it to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

                  Section 7.02 Conditions of Warrant Agent's Obligations. The Warrant Agent accepts its obligations set forth herein upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders shall be subject:

                  (a) Compensation and Indemnification. The Company agrees to promptly pay the Warrant Agent the compensation agreed to in writing from time to time by the Company and the Warrant Agent, and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees and expenses) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense (including the reasonable costs and expenses of defending against any claim of liability) incurred without negligence or bad faith on the part of the Warrant Agent arising out of or in connection with its appointment, status or service as Warrant Agent hereunder.

                  (b) Agent for the Company. In acting as Warrant Agent under this Agreement and in connection with any Warrant Certificate, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any Holder.

                  (c) Counsel. The Warrant Agent may consult with counsel reasonably satisfactory to it, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel; provided, however, that reasonable care shall have been exercised in the selection and continued employment of such attorneys and agents.

                  (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) Officer's Certificate. Whenever in the performance of its duties hereunder the Warrant Agent shall reasonably deem it necessary that any fact or matter be proved or established by the Company prior to taking, suffering or omitting any action hereunder, the

Warrant Agent may (unless other evidence in respect thereof be herein specifically prescribed), in the absence of bad faith on its part, conclusively rely upon a certificate signed by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President, an Executive Vice President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company delivered by the Company to the Warrant Agent.

                  (f) Actions Through Agents. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agent or for any loss to the Company resulting from such neglect or misconduct; provided, however, that reasonable care shall have been exercised in the selection and continued employment of such attorneys and agents.

                  (g) Certain Transactions. The Warrant Agent, and any officer, director or employee thereof, may become the owner of, or acquire any interest in, any Warrant, with the same rights that he, she or it would have if it were not the Warrant Agent, and, to the extent permitted by applicable law, he, she or it may engage or be interested in any financial or other transaction with the Company and may serve on, or as depository, trustee or agent for, any committee or body of holders of Common Stock or other obligations of the Company as if it were not the Warrant Agent.

                  (h) No Liability For Interest. The Warrant Agent shall not be liable for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates, except as otherwise agreed with the Company.

                  (i) No Liability For Invalidity. The Warrant Agent shall incur no liability with respect to the validity of this Agreement (except as to the due execution hereof by the Warrant Agent) or any Warrant Certificate (except as to the countersignature thereof by the Warrant Agent).

                  (j) No Responsibility For Company Representations. The Warrant Agent shall not be responsible for any of the recitals or representations contained herein (except as to such statements or recitals as describe the Warrant Agent or action taken or to be taken by it) or in any Warrant Certificate (except as to the Warrant Agent's countersignature on such Warrant Certificate), all of which recitals and representations are made solely by the Company.

                  (k) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically given to it herein, and no other duties or obligations shall be implied. The Warrant Agent shall not be under any obligation to take any action hereunder that may subject it to any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrant Certificate countersigned and authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issuance or exercise of Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the

Company in the performance of its covenants or agreements contained herein or in any Warrant Certificate or in case of the receipt of any written demand from a Holder with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 8.02 hereof, to make any demand upon the Company.

                  (l) No Liability for Calculations by Calculation Agent. The Warrant Agent shall be entitled to conclusively rely upon any determination by any Calculation Agent.

                  (m) Security Registrar. The Bank of New York is hereby appointed the security registrar (the "Security Registrar"), and The Bank of New York hereby accepts such appointment, for the purpose of registering securities and transfers of securities as provided for herein.

                  Section 7.03 Resignation and Removal; Appointment of
Successor.

                  (a) The Company agrees, for the benefit of the Holders of the Warrants, that there shall at all times be a Warrant Agent hereunder until all Warrants have expired.

                  (b) The Warrant Agent may at any time resign as such by giving written notice to the Company, specifying the date on which its desired resignation shall become effective; provided that such date shall not be less than 30 days after the date on which such notice if given unless the Company agrees to accept a shorter notice. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Notwithstanding the provisions of this paragraph (b), such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a banking institution organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under the laws of such jurisdiction to exercise corporate trust powers and having at the time of its appointment as Warrant Agent a combined capital and surplus (as set forth in its most recent published report of financial condition) of at least $50,000,000) and the acceptance of such appointment by such successor Warrant Agent. In the event a successor Warrant Agent has not been appointed and has not accepted its duties within 30 days of the Warrant Agent's notice of resignation, the Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Warrant Agent. The obligations of the Company under
Section 7.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

                  (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended or under any other applicable federal or state bankruptcy law or similar law, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of Title 11 of the

United States Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy or similar law, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the latter of such appointment, the Warrant Agent so superseded shall cease to be Warrant Agent hereunder.

                  (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive all moneys, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                  (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Warrant Agent, provided that such corporation shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  Section 7.04 Compliance With Applicable Laws. The Warrant Agent agrees to comply with all laws applicable to it in respect of the services rendered by it under this Agreement and in connection with the Warrants, including (but not limited to) the provisions of United States federal income tax laws regarding information reporting and backup withholding. The Warrant Agent expressly assumes all liability for its failure to comply with any such laws imposing obligations on it, including (but not limited to) any liability for failure to comply with any applicable provisions of United States federal income tax laws regarding information reporting and backup withholding.

                  Section 7.05 Office. The Company will maintain an office or agency where Warrant Certificates may be presented for exchange, transfer or exercise. The office initially designated for this purpose shall be the Corporate Trust Office of the Warrant Agent at its address given to it in
Section 9.02.

                                  ARTICLE VIII

                                    COVENANTS

                  Section 8.01 Financial Statements and Reports of the Company. The Company agrees so long as the Company is subject to Section 13 or 15 of the Exchange Act, to provide to each Holder, without cost to such Holder, copies of the annual and quarterly reports and documents that the Company provides generally to shareholders of the Company at the same time it provides the documents and reports to shareholders that the Company files with the Commission.

                  Delivery of any such reports, information and documents to the Warrant Agent shall be for informational purposes only and the Warrant Agent's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Warrant Agent is entitled to rely exclusively on Officers' Certificates). Notwithstanding anything to the contrary in this Section, the Company shall not be required to deliver any such reports, information and documents which have been electronically filed with the Securities and Exchange Commission.

                  Section 8.02 Notices and Demands to the Company and Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Company by any Holder pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

                  Section 8.03 Governmental Approvals. The Company shall from time to time use all reasonable efforts to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and the national securities exchange on which the Common Stock may be listed or authorized for trading from time to time and will make all filings under the federal and state securities laws (including without limitation the Securities
Act), as may be or become requisite in connection with the issuance, sale, trading, transfer or delivery of the Warrants and Warrant Certificates, the exercise of the Warrants and the issuance, sale and delivery of the Warrant Shares.

                  Section 8.04 Satisfaction of Exercise Conditions.

                  (a) The Company shall at all times exercise its best efforts to satisfy or cause to be satisfied the Exercise Conditions until the earlier of (x) the Expiration Date and (y) the first date no Warrants remain outstanding. In connection therewith, the Company shall exercise its best efforts to (a) to the extent required by applicable law, prior to the exercise of any Warrant (whether in connection with a Redemption or otherwise), furnish the Warrant Agent with sufficient copies of a then-current prospectus relating to the Common Stock or Short-Term Debentures, if applicable, deliverable upon exercise of any outstanding Warrants (and the Warrant Agent, upon receipt thereof, if any, shall deliver, at the expense of the Company, the same to exercising Holders), and (b) otherwise cause to be satisfied the Exercise Conditions.

                  (b) The Company agrees to use its reasonable best efforts to file as soon as practicable and in any event no later than five Business Days after the first Trading Day when the Market Price of the Common Stock shall be equal to or greater than the Conversion Price, as such term is defined in the Trust Agreement, as of such date and as adjusted pursuant to Article IV hereof, to have declared effective and to thereafter maintain the effectiveness, until the earlier of (i) March 5, 2007 or (ii) such time as no Warrants remain outstanding, a shelf registration statement covering the issuance and sale of the Common Stock and, to the extent required by applicable law, the Short-Term Debentures upon Cash Exercise. The Company further agrees to use the cash proceeds of any Cash Exercise for "current transactions" within the meaning of Section 3(a)(3) under the Securities Act.

                  Section 8.05 Reservation of Shares. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock shall at all times, until the Warrants have expired, reserve such number of authorized shares as shall be required for such purpose. All Warrant Shares shall, and the Company covenants that they will, upon issuance, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                  Section 8.06 Claims of Holders. Each beneficial owner of Warrants shall be deemed to agree, by its acceptance of any Warrant, not to assert upon the occurrence of any of the events indicated in clauses (i), (ii) or (iv) of Section 8.01(a) of the Trust Agreement, or any similar event, any claim in respect of the Warrants and the Debentures as a whole before any court having jurisdiction in the premises under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, in excess of the Nominal Accreted Value of a Like Amount of Debentures on the date of commencement of any such proceedings before such court.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.01 Supplements and Amendments.

                  (a) The Company and Warrant Agent may from time to time supplement or amend this Agreement without the approval or consent of any Holder in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provision in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect the interests of the Holders. Every Holder of Warrants, whether issued before or after any such supplement or amendment, shall be bound thereby. Promptly after the effectiveness of any supplement or amendment that affects the interest of the Holders, the Company shall give notice thereof, as provided in Section 9.02 hereof, to the Holders affected thereby, setting forth in general terms the substance of such supplement or amendment.

                  (b) The Company and the Warrant Agent may modify or amend this Agreement and the Warrant Certificates with the consent of the Holders of not fewer than a majority in number of the then-outstanding unexercised Warrants, for any purpose; provided, however, that no such modification or amendment that (i) changes the Exercise Amount of the Warrants other than in accordance with Article IV, (iii) accelerates the Expiration Date of the Warrants, (iv) changes the provisions relating to the exercise of Warrants, (iv) changes the provisions requiring that the Warrants not be transferred separately from the Debentures or (v) reduces the percentage of outstanding unexercised Warrants the consent of the Holders of which is required hereunder for modification or amendment of this Agreement or the Warrants, may be made without the consent of each Holder.

                  Section 9.02 Addresses for Notices.

                  (a) Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed to The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention:
Corporate Trust Administration;

                  (b) any communications from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Sovereign Bancorp, Inc., 1130 Berkshire Boulevard, Wyomissing, PA 19610, Attention: Chief Financial Officer; with a copy to Stevens & Lee, 111 North 6th Street, Reading, PA 19603,
Attention: Joseph M. Harenza; or

                  (c) such other addresses as shall be specified in writing by the Warrant Agent or by the Company, as the case may be.

                  Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the Warrant Register and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Section 9.03 Governing Law. This Warrant Agreement and the Warrant Certificates shall be governed by, and construed in accordance with, the laws of the State of New York. Without limiting the foregoing, the validity of the issuance of the Warrant Shares shall be governed by the Business Corporation Law of the State of Pennsylvania.

                  Section 9.04 Persons Having Rights Under Warrant Agreement. Nothing in this Agreement or in the Warrants, express or implied, and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their respective successors and of the Holders.

                  Section 9.05 Headings. The descriptive headings of the several Articles and Sections and the Table of Contents of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  Section 9.06 Counterparts. This Warrant Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

                  Section 9.07 Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent, for inspection by the Holders of Warrants.

                  Section 9.08 Separability Clause. In case any provision in this Agreement or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 9.09 Successors and Assigns. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 9.10 Legal Holidays. In any case where any Change of Control Date, Change of Control Notice Date or Redemption Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates) payment of any amounts otherwise payable or the taking of other action on such date shall not be made or taken on such date, but such payments shall be made or action shall be taken on the next succeeding Business Day with the same force and effect as if made or taken on such date.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            SOVEREIGN BANCORP, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                           THE BANK OF NEW YORK,
                                               as Warrant Agent

                                            By: ________________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

[THIS CERTIFICATE IS A GLOBAL WARRANT CERTIFICATE WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS GIVEN TO IT IN THE WARRANT AGREEMENT REFERRED TO HEREIN.]*

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT A SIMULTANEOUS TRANSFER OF ONE 4.375% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE DUE MARCH 1, 2034 (EACH, A "DEBENTURE") ISSUED UNDER THE THIRD SUPPLEMENTAL INDENTURE, DATED AS OF FEBRUARY 26, 2004, BETWEEN THE COMPANY AND BNY MIDWEST TRUST COMPANY, AS INDENTURE TRUSTEE, PER EACH WARRANT TRANSFERRED. BY ITS ACCEPTANCE HEREOF THE HOLDER HEREOF ACKNOWLEDGES AND AGREES THAT ANY TRANSFER OF A WARRANT WITHOUT A TRANSFER OF A CORRESPONDING DEBENTURE SHALL BE DEEMED TO BE VOID AND OF NO

--------------
*        Insert for a Global Warrant Certificate

LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE A HOLDER OF SUCH WARRANTS OR DEBENTURES FOR ANY PURPOSE, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH WARRANTS OR DEBENTURES.

FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS INSTRUMENT (AS DEFINED BELOW) IS A CONTINGENT PAYMENT DEBT INSTRUMENT AND WILL ACCRUE ORIGINAL ISSUE DISCOUNT AT THE COMPANY'S "COMPARABLE YIELD" FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. PURSUANT TO SECTION 2.08 OF THE WARRANT AGREEMENT, THE COMPANY AGREES, AND BY ACCEPTANCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE WARRANTS EACH BENEFICIAL HOLDER OF WARRANTS AGREES, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, (I) TO TREAT EACH DEBENTURE AND THE CORRESPONDING WARRANT IN WHICH SUCH HOLDER HAS A BENEFICIAL INTEREST AS A SINGLE UNITARY INSTRUMENT, (II) TO TREAT SUCH UNITARY INSTRUMENT AS INDEBTEDNESS OF THE COMPANY, (III) TO TREAT SUCH INDEBTEDNESS AS SUBJECT TO SECTION 1.1275-4(b) OF THE TREASURY REGULATIONS (THE "CONTINGENT DEBT REGULATIONS"), (IV) TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT DEBT REGULATIONS, WITH RESPECT TO SUCH HOLDER'S DEBENTURES AND CORRESPONDING WARRANTS, AND (V) TO USE SUCH "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE" IN DETERMINING ITS INTEREST ACCRUALS WITH RESPECT TO SUCH HOLDER'S DEBENTURES AND CORRESPONDING WARRANTS AND IN DETERMINING ADJUSTMENTS THERETO. FOR PURPOSES OF THE FOREGOING, THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" IS 7.410% PER ANNUM, COMPOUNDED QUARTERLY. THE PROJECTED PAYMENT SCHEDULE, DETERMINED BY THE COMPANY, IS ATTACHED AS EXHIBIT B TO THE INDENTURE FOR THE DEBENTURES. A HOLDER OF WARRANTS MAY OBTAIN THE ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND A COPY OF THE PROJECTED PAYMENT SCHEDULE FOR THE DEBENTURES AND WARRANTS BY TELEPHONING THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT (610) 320-8400 OR SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO INVESTOR RELATIONS DEPARTMENT, SOVEREIGN BANK, MAIL CODE 11-900-IR5, P.O. BOX 12646, READING, PA 19612, ATTN: MARK R. McCOLLOM.

                      WARRANTS TO PURCHASE COMMON STOCK OF
                             SOVEREIGN BANCORP, INC.

No.: ______

Certificate for _____ Warrants                            CUSIP No.  ___________

THIS CERTIFIES THAT __________, or its registered assigns, is the registered holder of the number of Warrants given to it above (the "Warrants") [as increased or decreased as provided for in Schedule A hereto]*. Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Sovereign Bancorp, Inc., a Pennsylvania corporation (the "Company"), 1.6301 shares (subject to certain adjustments as provided in the Warrant Agreement) of common stock of the Company (the "Common Stock") at the Exercise Price. The Exercise Price as of any date of exercise shall be equal to the Nominal Accreted Value as of such Exercise Date of one 4.375% Junior Subordinated Deferrable Interest Debenture due March 1, 2034 (a "Debenture") issued under the Third Supplemental Indenture, dated as of February 26, 2004, between the Company and BNY Midwest Trust Company, as Indenture Trustee. This Warrant Certificate shall terminate and become void, and the related Warrants shall expire, as of 5:00 p.m., New York City time, on March 1, 2034 (the "Expiration Date"), as such expiration date may be accelerated pursuant to
Section 5.01 of the Warrant Agreement, as described below, or upon the earlier exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants shall be subject to adjustment from time to time as provided in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of February 26, 2004 (the "Warrant Agreement"), between the Company and The Bank of New York, as warrant agent (the "Warrant Agent," which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at its address for notices specified in the Warrant Agreement.

                  Subject to early expiration as described below, the Holder of this Warrant Certificate shall have the right, prior to the Expiration Date, at such Holder's option, to exercise the related Warrant and purchase the Exercise Amount (subject to certain adjustments provided in the Warrant Agreement) of Common Stock at the Exercise Price, provided that the Exercise

-------------------
*        Insert for a Global Warrant Certificate

Conditions and one of the conditions set forth in Section 3.01(b) of the Warrant Agreement are satisfied as of such date. If the Warrant evidenced by this Warrant Certificate is not exercised at or before 5:00 p.m., New York City time, on its Expiration Date, such Warrant shall become void, and all rights of the Holder of this Warrant Certificate hereunder and under the Warrant Agreement shall cease. The Warrant or Warrants evidenced by this Warrant Certificate may be exercised by giving notice to the Warrant Agent no later than 5:00 p.m., New York City time, on the Business Day preceding the proposed date of exercise of such Warrants, and completing the form of election to purchase provided on the reverse hereof and otherwise complying with the Applicable Procedures, and delivering the same, together with this Warrant Certificate (if this Warrant Certificate shall then be held in definitive form), to the Warrant Agent no later than 5:00 p.m., New York City time, on the date of such exercise, together with one Debenture per Warrant exercised.

                  At any time prior to March 5, 2007, a Holder at its option may exercise its Warrants either by delivery of a Like Amount of Debentures in satisfaction of the Exercise Price or by delivery of such Debentures together with a Cash Payment in an amount equal to the aggregate Nominal Accreted Value on the exercise date of such Debentures ("Cash Exercise"), provided that the Exercise Conditions are met as of such date and provided, further, that the conditions set forth in Section 3.01(b)(i) of the Warrant Agreement have been satisfied. A Holder may not Cash Exercise if the exercise right arises solely out of any other provision of Section 3.01(b).

                  On the date of exercise of the Warrant or Warrants evidenced by this Warrant Certificate pursuant to the preceding paragraphs, the Company shall issue, and the Warrant Agent shall deliver, to or upon the order of the Holder hereof, the Exercise Amount of Common Stock to which such Holder is entitled, registered in such name or names as may be directed by such Holder. The date on which this Warrant Certificate and corresponding Debentures are received by the Warrant Agent shall be deemed to be the date on which the related Warrant is exercised and the related Common Stock is issued. In the case of any Cash Exercise pursuant to the preceding paragraph, the Company shall also deliver to the exercising Holder a number of modified Debentures, equal in number to the Like Amount of Debentures tendered upon Cash Exercise, in definitive registered form with modified terms, including a maturity date 94 days after the exercise date (such Debentures as modified, the "Short-Term Debentures"), registered in such name or names as may be directed by such Holder.

                  Notwithstanding anything to the contrary in this Warrant Certificate or in the Warrant Agreement, (i) no fractional shares of Common Stock shall be issued by the Company upon the exercise of any Warrant, (ii) if more than one Warrant shall be exercised at the same time by the same Holder, the number of shares of Warrant Shares issuable in connection with such exercise shall be computed on the basis of the aggregate Exercise Amount of the Warrants so exercised, and (iii) on the date a Holder exercises such Holder's Warrant, the Company shall pay such Holder an amount in cash equal to the Trading Price on the third Trading Day prior to the date of such exercise (multiplied by the related fraction) of Common Stock for such fractional shares, computed to the nearest whole cent.

                  If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall countersign and deliver, a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

                  The "Exercise Conditions" require that, with respect to any Warrant on any date on which such Warrant is or is proposed to be exercised by the Holder thereof:

                  (a) the Company shall have a registration statement in effect under the Securities Act covering the issuance and sale of the related Exercise Amount of Common Stock upon exercise of such Warrant or the issuance and sale (and resale) of the related Exercise Amount of Common Stock upon exercise of such Warrant is exempt from the registration requirements of the Securities Act;

                  (b) such shares of Common Stock have been registered, qualified or are deemed to be exempt under applicable state securities laws;

                  (c) to the extent required by applicable law, a then current prospectus relating to the Common Stock shall be delivered to such exercising Holder; and

                  (d) if any 4.375% Contingent Convertible Trust Preferred Income Equity Redeemable Securities ("Trust PIERS") issued by Sovereign Capital Trust IV shall be outstanding at such time, a Like Amount of Trust PIERS shall have been correspondingly delivered to the Property Trustee for conversion into Common Stock.

                  As provided in the Warrant Agreement, the number of shares of Warrant Shares issuable upon the exercise of the Warrants is subject to an anti-dilution adjustment upon the happening of certain events. The Warrant Agreement also provides for certain adjustments and/or distributions in the event of certain events relating to a merger or combination of the Company, and similar events.

                  The Warrants shall expire unexercised immediately and be of no further effect upon the occurrence of any of the following events:

                  (a) at any time on or after March 5, 2007 upon the redemption of the Trust PIERS if a Stock Price Event (as defined in the Warrant Agreement) shall have occurred and the Company and the Trust shall have caused the redemption of the Trust PIERS;

                  (b) at any time upon the redemption of the Trust PIERS if a Special Event shall have occurred and the Company and the Trust shall have caused the redemption of the Trust PIERS;

                  (c) upon a Change of Control (as defined in the Warrant Agreement); or

                  (d) in the event of the bankruptcy, dissolution, liquidation or similar event of the Company.

                  Any Warrant that has expired, including pursuant to the preceding paragraph, or been exercised will, upon such expiration or exercise, cease to be outstanding.

                  A Warrant may not be transferred without a simultaneous transfer of one Debenture issued under the Indenture per each Warrant.

                  The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the issuance of the Common Stock.

                  This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants, in accordance with the Warrant Agreement.

                  All Warrant Shares, upon issuance, shall be duly and validly issued and fully paid and non-assessable.

                  The holder in whose name this Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of this Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  Neither this Warrant Certificate, nor the Warrant evidenced hereby, entitles the Holder hereof to any of the rights of a shareholder of the Company.

                  This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned and authenticated by the Warrant Agent.

                                                 SOVEREIGN BANCORP, INC.

                                                 By: ___________________________
                                                     Name:
                                                     Title:
DATED:

Authenticated and Countersigned:

THE BANK OF NEW YORK,
as Warrant Agent

By: ____________________________
    Name:
    Title:

                        [REVERSE OF WARRANT CERTIFICATE]

          FORM OF ELECTION TO EXERCISE WARRANT TO PURCHASE COMMON STOCK
                             PRIOR TO MARCH 5, 2007
                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANTS)
                             SOVEREIGN BANCORP, INC.

Select as appropriate:

[ ] The undersigned hereby irrevocably elects to exercise ___ Warrants at an Exercise Price of $______ per Warrant to acquire the Exercise Amount (as determined pursuant to the Warrant Agreement) per Warrant of Common Stock of Sovereign Bancorp, Inc. on the terms and conditions specified within this Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate, together with a Like Amount of Debentures in satisfaction in full of the Exercise Price, and all right, title and interest therein and directs that the shares of Common Stock deliverable upon such exercise be registered or placed in the name and at the address specified below and delivered thereto.

OR, upon Cash Exercise:

[ ] The undersigned hereby irrevocably elects to Cash Exercise ___ Warrants at an Exercise Price of $______ per Warrant to acquire the Exercise Amount (as determined pursuant to the Warrant Agreement) per Warrant of Common Stock of Sovereign Bancorp, Inc. on the terms and conditions specified within this Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein, together with a Cash Amount equal to the Exercise Price, delivers a Like Amount of Debentures in exchange for Debentures in registered, definitive form with an accelerated maturity date and other modified terms and conditions and directs that the shares of Common Stock and Short-Term Debentures deliverable upon such exercise be registered or placed in the name and at the address specified below and delivered thereto.

          FORM OF ELECTION TO EXERCISE WARRANT TO PURCHASE COMMON STOCK
                            ON OR AFTER MARCH 5, 2007
                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANTS)
                             SOVEREIGN BANCORP, INC.

The undersigned hereby irrevocably elects to exercise ___ Warrants at an Exercise Price of $______ per Warrant to acquire the Exercise Amount (as determined pursuant to the Warrant Agreement) per Warrant of Common Stock of Sovereign Bancorp, Inc. on the terms and conditions specified within this Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate, together with a Like Amount of Debentures in satisfaction in full of the Exercise Price, and all right, title and interest therein and directs that the shares of Common Stock deliverable upon such exercise be registered or placed in the name and at the address specified below and delivered thereto.

                  The signature below must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.

Dated: ____________, ____

                                                 _______________________________
                                                 (Signature of Holder)

                                                 _______________________________
                                                 (Street Address)

                                                 _______________________________
                                                 (City)    (State)    (Zip Code)

                                                 Signature Guaranteed by:

                                                 _______________________________
                                                 (Signature must be guaranteed
                                                 by an eligible guarantor
                                                 institution (banks, stock
                                                 brokers, savings and loan
                                                 associations and credit unions)
                                                 with membership in an approved
                                                 guarantee medallion program
                                                 pursuant to Securities Exchange
                                                 Commission Rule 17Ad-5)

Identity of Person to whom Common Stock and, if applicable prior to March 5, 2007, Short-Term Debentures, shall be delivered:

Please insert social security or identifying number:

Name: __________________________________________________________________________

Street Address: ________________________________________________________________

City, State and Zip Code: ______________________________________________________

                         _______________________________________________________

Any unexercised Warrants represented by the Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name: __________________________________________________________________________

Street Address: ________________________________________________________________

City, State and Zip Code: ______________________________________________________

                          ______________________________________________________

                 [TO BE ATTACHED TO GLOBAL WARRANT CERTIFICATES]

                                                                      SCHEDULE A

        SCHEDULE OF INCREASES OR DECREASES IN GLOBAL WARRANT CERTIFICATE

                  This Global Certificate shall represent 14,432,990 Warrants unless otherwise indicated below.

                  The following increases or decreases in this Global Warrant Certificate have been made:

                                                               Number of Warrants
                Amount of decrease    Amount of increase in     evidenced by the
                    in Number of        Number of Warrants      Global Warrant
                 Warrants evidenced      evidenced by the         Certificate              Signature of
                    by the Global         Global Warrant       following such          authorized officer
Date            Warrant Certificate       Certificate         decrease or increase          of Agent
----            -------------------   ---------------------   --------------------     -------------------